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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) September 29, 2000
                                                       ------------------

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                    1-14274                 37-1351861
      --------                    -------                 ----------
(State or other Jurisdiction      (Commission             (IRS Employer
of incorporation)                 File Number)            Identification No.)

             2101 North Veterans Parkway, Bloomington Illinois 61704
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                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)







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ITEM 5.     OTHER EVENTS.
            -------------

      Citizens First Financial Corp., the parent company of Citizens Savings Bank announced that it stock would begin trading on the Nasdaq National Market on Monday, October 2, 2000 under the symbol "CFSB".

      A press release announcing the move to the Nasdaq National Market is attached as Exhibit 99.0.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.
            ---------------------------------------

      Exhibit 99.0    Press Release dated September 29, 2000.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 29, 2000           By:   /s/ C. William Landefeld
                                           ------------------------
                                           C. William Landefeld
                                           President and Chief Executive Officer









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